DECLARATION OF STATUS FOR ISRAELI INCOME TAX PURPOSES

(This declaration should be completed only by Non-Israeli Residents and Israeli Broker)

You are receiving this form - the "**Declaration of Status for Israeli Income Tax Purposes**".
By completing this form in a manner that would substantiate your eligibility for an exemption from Israeli withholding tax, you will allow paying agent, Israeli withholding tax agent, your broker or any other withholding agent, or their authorized representatives to exempt you from Israeli withholding tax.

PART I	**Identification and details of Shareholder (including Eligible Israeli Brokers)**	
1. Name:	**2. Type of Shareholder** (more than one box may be applicable):	
(please print full name)	☐ Corporation (or Limited Liability Company) ☐ Individual ☐ Trust ☐ Partnership ☐ Other: ______________	☐ Bank ☐ Broker ☐ Financial Institution
3. For individuals only:	**4. For all other Shareholders**	
Date of birth: _____/_____/_____ month / day / year	Country of incorporation or organization:	
Country of residence:	Registration number of corporation (if applicable):	
Countries of citizenship (name all citizenships):		
Taxpayer Identification or Social Security No. (if applicable):	Country of residence:	
5. Permanent Address (state, city, zip or postal code, street, house number, apartment number):		
6. Mailing Address (if different from above):	**7. Contact Details:** **Name:**____________ **Capacity:**____________ **Telephone Number**______________ (country code, area code and number):	
8. I hold the Shares of the Company (mark X in the appropriate place): ☐ directly, as a Registered Holder ☐ Through a Broker. If you marked this box, please state the name of your Broker: ______________		

PART II	**Declaration by Non-Israeli Residents ▶ Eligible Israeli Brokers should not complete this Part II**
A. To be completed only by Individuals. I hereby declare that: (if the statement is correct, mark X in the following boxes)	
A.1 ☐	I am NOT and at the date of purchase of my Shares was not a "resident of Israel" for tax purposes as defined under Israeli law, which means, among other things, that: • The State of Israel is not my permanent place of residence, • The State of Israel is neither my place of residence nor that of my family (for this purpose "family" shall mean spouse and children under the age of 18), • My ordinary or permanent place of activity is NOT in the State of Israel and I do NOT have a permanent establishment in the State of Israel, • I do NOT engage in an occupation in the State of Israel, • I do NOT own a business or part of a business in the State of Israel,

- I am NOT insured by the Israeli National Insurance Institution,
- I was NOT present (nor am I planning to be present) in Israel for 183 days or more during this tax year,
- I was NOT present (nor am I planning to be present) in Israel for 30 days or more during this tax year, and the total period of my presence in Israel during this tax year and the two previous tax years is less than 425 days in total.

A.2 ☐ I acquired the Shares on or after 1.1.2009.

B. To be completed by Corporations (except Partnerships and Trusts). I hereby declare that: (if correct, mark X in the following boxes)

B.1 ☐ The corporation is NOT and at the date of purchase of its Shares was not a "resident of Israel" for tax purposes as defined under Israeli law, which means, among other things, that:

- The corporation is NOT registered with the Registrar of Companies in Israel,
- The corporation is NOT registered with the Registrar of "Amutot" (non-profit organizations) in Israel,
- The control of the corporation is NOT located in Israel,
- The management of the corporation is NOT located in Israel,
- The corporation does NOT have a permanent establishment in Israel, and
- No Israeli resident holds, directly or indirectly via shares or through a trust or in any other manner or with another who is an Israeli resident, 25% or more of any "means of control" in the corporation as specified below:
  - The right to participate in profits;
  - The right to appoint a director;
  - The right to vote;
  - The right to share in the assets of the corporation at the time of its liquidation; and
  - The right to direct the manner of exercising one of the rights specified above.

B.2 ☐ The corporation acquired the Shares on or after 1.1.2009

C. To be completed by Partnerships. I hereby declare that: (if correct, mark X in the following boxes)

C.1 ☐ The partnership is NOT and at the date of purchase of its Shares was not a "resident of Israel" for tax purposes as defined under Israeli law, which means, among other things, that:

- The partnership is NOT registered with the Registrar of Partnerships in Israel,
- The control of the partnership is NOT located in Israel,
- The management of the partnership is NOT located in Israel,
- The partnership does NOT have a permanent establishment in Israel,
- NO Israeli resident holds, directly or indirectly via shares or through a trust or in any other manner or with another who is an Israeli resident, 25% or more of the rights in the partnership, and
- NO direct partner in the partnership is an Israeli resident.

C.2 ☐ The partnership acquired the Shares on or after on or after 1.1.2009

D. To be completed by Trusts. I hereby declare that: (if correct, mark X in the following boxes)

D.1 ☐ The trust is NOT and at the date of purchase of its Shares was not a "resident of Israel" for tax purposes as defined under Israeli law, which means, among other things, that:

- The trust is NOT registered in Israel,
- The settlor of the trust is NOT an Israeli resident,
- The beneficiaries of the trust are NOT Israeli residents, and
- The trustee of the trust is NOT an Israeli resident.

D.2 ☐ The trust acquired the Shares on or after 1.1.2009

PART III	**Declaration by Israeli Bank, Broker or Financial Institution ►** **Non-Israeli Residents should not complete this Part III**

I hereby declare that: (if correct, mark X in the following box)

☐ I am a bank, broker or financial institution that is a "resident of Israel" within the meaning of that term in Section 1 of the Ordinance , I am holding the Shares solely on behalf of beneficial shareholder(s) and I am subject to the provisions of the Ordinance and the regulations promulgated thereunder relating to the withholding of Israeli tax, including with respect to the cash payment (if any) made by me to such beneficial shareholder(s) with respect to Shares in connection with the Intel Tender Offer.

PART IV	**Certification.** By signing this form, I also declare that:

- I understood this form and completed it correctly and pursuant to the instructions.
- I provided accurate, full and complete details in this form.
- I am aware that providing false details constitutes criminal offense.

- I are aware that this form may be provided to the Israeli Tax Authority, in case the Israeli Tax Authority so requests, for purposes of audit or otherwise.

SIGN HERE ► ______________________________ __________ _______

Signature of Shareholder	Date	Capacity in which acting (or Individual authorized to sign On your behalf)